SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 21, 2000
                                                          -------------


                                 Unidigital Inc.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             1-14126                    13-3856672
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)


Pier 40, W. Houston Street @ Hudson River, New York, New York            10014
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 989-3338
                  ----------------------------------------------
                         (Registrant's telephone number,
                              including area code)


       ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Previous Independent Accountants. On July 21, 2000, Ernst & Young LLP ("E&Y") notified Unidigital Inc. (the "Company") that they were resigning as the Company's independent certified public accountants effective as of July 21, 2000. The report of E&Y on the Company's financial statements for each of the two years in the period ended August 31, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. In connection with its audits for each of the two years in the period ended August 31, 1999 and thereafter, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. The Company has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated July 21, 2000, is attached as Exhibit 16 to this Form 8-K.

     (b) New Independent Accountants. The Company's Board of Directors will select a successor independent certified public accounting firm once they meet and review the qualifications of potential applicants.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Information of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit No.                           Description of Exhibit
          -----------                           ----------------------

          16                                    Letter re: Change in Certifying
                                                Accountants.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Unidigital Inc.


                                          By: /s/William E. Dye
                                              ----------------------------
                                              William E. Dye
                                              Chief Executive Officer
                                              (Principal Executive Officer)


Date: July 27, 2000











                                      -3-